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                                                                   Exhibit 23(b)

                                  [LETTERHEAD]




                         Consent of Independent Auditors




We consent to the reference to our firm under the captions "Summary Consolidated Financial Data", "Selected Consolidated Financial Data" and "Experts" and to the use of our reports dated March 12, 1996, in the Registration Statement (Form S-1, No. 333-4332) and related Prospectus of FBL Financial Group, Inc. for the registration of Class A Common Stock without par value.


                                             /s/ Ernst & Young LLP

Des Moines, Iowa
June 17, 1996